Premier American Portfolio	Series 00B [ 9/21/2000 - Current Offering ] | cusip: 29471T162
Fund Overview
As of November 27, 2000
Closing NAV: 0.93177	Previous Close: 0.92926	Change: +0.00251	% Change: +0.27011%

The Objective:
The Portfolio seeks capital appreciation by holding a diversified selection of stocks from some of America's largest and most-established companies.

The Strategy:
Like other Defined Asset Funds, the Premier American Portfolio follows a disciplined strategy of selecting stocks based on specific investment merits, and then holds them for a set period of time — in this case, two years. At the end of that time, the screening process may be reapplied and a new Portfolio selected. You can choose to roll your proceeds into the next Portfolio, if available, or redeem your investment.

Offered By: This portfolio is offered by Merrill Lynch (BCS00B), Salomon Smith Barney (BCS00B), PaineWebber (BCS00B), Morgan Stanley Dean Witter (EIFB00B).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund.
The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

As of Monday, November 27, 2000
Security	Symbol	Price	% of Portfolio
Cardinal Health, Inc.	CAH	101.13	6.37
Alza Corporation	AZA	41.50	5.73
Coastal Corporation	CGP	82.56	5.45
Waters Corporation	WAT	75.50	5.21
Merck & Company, Inc.	MRK	91.63	4.40
Minnesota Mining & Manufacturing Company	MMM	99.25	3.87
Allergan, Inc.	AGN	89.38	3.75
Schlumberger Limited	SLB	71.38	3.64
American International Group, Inc.	AIG	92.69	3.62
Anheuser-Busch Companies, Inc.	BUD	48.06	3.61
Genentech, Inc.	DNA	75.00	3.60
Johnson & Johnson	JNJ	97.38	3.51
Omnicom Group Inc.	OMC	80.00	3.36
Baxter International, Inc.	BAX	82.75	3.23
Emerson Electric Company	EMR	74.63	3.14
Marsh & McLennan Companies, Inc.	MMC	114.63	3.10
Amgen, Inc.	AMGN	67.19	3.02
Cisco Systems, Inc.	CSCO	51.25	2.92
Adobe Systems, Inc.	ADBE	68.81	2.89
Duke Energy Corporation	DUK	85.44	2.56
Enron Corporation	ENE	78.88	2.37
EMC Corporation	EMC	84.06	2.27
General Electric Company	GE	49.13	2.21
American General Corporation	AGC	73.13	2.19
International Business Machines Corporation	IBM	98.44	2.07
Lehman Brothers Holdings Inc.	LEH	50.69	1.83
Corning, Inc.	GLW	64.31	1.74
Goldman Sachs Group Inc.	GS	82.50	1.73
Hewlett-Packard Company	HWP	35.69	1.71
Oracle Corporation	ORCL	23.13	1.67
Best Buy Company, Inc.	BBY	32.31	1.65
Applied Materials, Inc.	AMAT	44.13	1.59

Selection Methodology:

The stocks represented in the Portfolio are issued primarily by companies that are among the oldest, largest or most profitable American companies in their respective industries, and have established records of earnings over a relatively long time. These are commonly known as "blue chip" stocks. Dividend payments, while not required, are considered.

Fees & Expenses

Defining Your Costs
You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge in six monthly installments of $2.50 per 1,000 units, deducted from the Portfolio's net asset value each year of its two-year life ($30.00 total).

	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge Year 1	1.50%	$15.00
Deferred Sales Charge Year 2	1.50%	$15.00

Maximum Sales Charge	4.00%	$40.00

Annual Creation and Development Fee (as a % of net assets on date of deposit - 9/21/2000)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets on date of deposit)	0.198%	$1.96

Estimated Organization Costs		$2.07

If you sell your units before the final deferred sales charge installment in either the first or second year, the remaining balance of your deferred sales charge for that year will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Two-Year Sales Charge (as a % of your investment) Will Be:

Less than $50,000	4.00%
$50,000 to $99,999	3.75%
$100,000 to $249,000	3.25%
$250,000 to $999,999	3.00%
$1,000,000 or more	2.50%

Is this Fund appropriate for you?

If you are saving for a long-term goal, such as a new home, a child's education or retirement, this Portfolio may be a smart choice. It may not be suitable for investors seeking current income.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

This Portfolio is concentrated in the healthcare industry, which may involve special risks.

This Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or current income.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

There can be no assurance that this Portfolio will meet its objective, that dividend rates will be maintained or that stock prices will not decrease.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Two (2) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period. Because distributions are based in part on the size of your investment, these payments may increase proportionately.
Tax Reporting

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, certain individuals may be eligible for favorable Federal tax rates on net long-term capital gains (currently no more than 20%). Please consult your tax advisor concerning state and local taxation.

The Bank of New York
Unit Investment Trust Department
PO Box 974
Wall Street Division
New York, New York 10268-0974
1-800-221-7771

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
Merrill Lynch | Salomon Smith Barney | PaineWebber | Morgan Stanley Dean Witter

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As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

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